UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_________________________________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 22, 2026

NUVVE HOLDING CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40296	86-1617000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2488 Historic Decatur Road, Ste 230	San Diego,	California	92106
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (619) 456-5161

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	NVVE	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 22, 2026, Nuvve Holding Corp. (the “Company”) received written notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, since the Company had not yet filed its Quarterly Report on Form 10-Q for the period ended March 31, 2026 (the “Report”), it no longer complies with the Nasdaq's Listing Rule 5250(c)(1) (the “Rule”) relating to the Company's obligation to file periodic financial reports for continued listing.

The Notice stated that this matter serves as an additional basis for delisting the Company's securities from Nasdaq. The Notice further stated that the Company can request an appeal from Nasdaq’s Hearings Panel (the “Panel”) and a request for a hearing regarding a delinquent filing will stay the suspension of the Company's securities only for a period of 15 days from the date of the request. The Notice further stated that since the Company is already before the Panel because the closing price for the Company’s common stock had fallen below $1.00 per share for 30 consecutive trading days under Nasdaq Listing Rule 5550(a)(2), the Company will have seven days, or until May 29, 2026, to request a stay of the suspension, pending the Panel’s decision and then the Panel will review the request for an extended stay and notify the Company of its conclusion as soon as is practicable, but in any event no later than 15 calendar days following the deadline to request a further stay. The Company intends to timely request a stay of suspension, pending a decision from the Panel. The Company is working to satisfy Nasdaq's requirements in a timely manner. In the event that the Company regains compliance with the Rule prior to any scheduled hearing date, then a hearing may not be necessary, as the Company may be mooted out of the hearings process. The Company intends to take all reasonable measures available to regain compliance under the Rule and remain listed on Nasdaq.

Item 7.01 Regulation FD Disclosure.

On May 22, 2026, the Company issued a press release announcing the receipt of the Notice from Nasdaq. A copy of the press release is furnished herewith as Exhibit 99.1.

The information set forth in this Item 7.01, including the information contained in Exhibit 99.1 of this Current Report on Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act of 1933, as amended, and the Exchange Act. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the Company’s intent or ability to regain compliance with the Rule, the outcome of any Nasdaq hearing and appeal process and the Company’s intent or ability to maintain the listing of the Company’s common stock on Nasdaq. All forward-looking statements reflect the Company’s beliefs and assumptions only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to update forward-looking statements to reflect future events or circumstances.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
99.1	Press Release, dated May 22, 2026
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 22, 2026

NUVVE HOLDING CORP.

By:	/s/ Gregory Poilasne
Gregory Poilasne
Chief Executive Officer
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